Prudential
Institutional Liquidity Portfolio, Inc.

Institutional Money Market Series
(Class I Shares)

--------------------------------------------------------------------------------
Prospectus dated July 9, 1997
--------------------------------------------------------------------------------

The Institutional Money Market Series (the Series) is one of two series of Prudential Institutional Liquidity Portfolio, Inc. (the Fund), an open-end, diversified, management investment company, or mutual fund. The Series offers investors an efficient and economical means of investing in a professionally managed portfolio of high quality money market instruments. The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. Only Class I shares of the Series are offered through this Prospectus. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies."

An investment in the Series is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 521-7466. The Fund also offers Class A shares through the attached Prospectus dated July 9, 1997 (the Class A Prospectus), which is a part hereof.

This Prospectus sets forth concisely the information about the Fund and the Series that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated July 9, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 SERIES EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

                                                                  CLASS I SHARES
                                                                  --------------

    Maximum Sales Load Imposed on Purchases ......................     None
    Maximum Sales Load Imposed on Reinvested Dividends ...........     None
    Maximum Deferred Sales Load ..................................     None
    Redemption Fees ..............................................     None
    Exchange Fee .................................................     None

ANNUAL SERIES OPERATING EXPENSES*
(as a percentage of average net assets)

                                                                  CLASS I SHARES
                                                                  --------------

    Management Fees (after waiver) ...............................     .15%
    12b-1 Fees ...................................................     None
    Other Expenses (after subsidy) ...............................       0%
                                                                       ----
    Total Series Operating Expenses (after waiver and subsidy) ...     .15%
                                                                       ====

EXAMPLE

                                                                1 YEAR   3 YEARS
                                                                ------   -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
   end of each time period:
   Class I ....................................................   $2       $5

The above example is based on data for the Fund's fiscal year ended March 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed" in the Class A Prospectus. "Other Expenses" includes operating expenses of the Series, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

-----------
 * Based on expenses expected to have been incurred if Class I shares had been in existence during the entire fiscal year ended March 31, 1997, taking into account the management fee waiver and the Manager's subsidy of other expenses. The Manager has agreed to reimburse the Fund for the fiscal year ending March 31, 1998 by the amount that Total Fund Operating Expenses exceed .15% of the average net assets of the Series. Without the management fee waiver of .05 of 1% and the expense subsidy, Management Fees and Total Series Operating Expenses would be .20% and .34%, respectively, of the average net assets of the Series' Class I shares. Only Class A shares were in existence for the fiscal year ended March 31, 1997. See "How the Fund is Managed--Manager--Fee Waivers" in the Class A Prospectus.


                                      I 2

     THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--MANAGER":

     Prudential Investments Fund Management LLC (PIFM or the Manager) has agreed to waive .05 of 1% of its management fee and subsidize expenses for the fiscal year ending March 31, 1998. The Series is not required to reimburse PIFM or Prudential Securities Incorporated (Prudential Securities) for such management fee waiver or distribution fee waiver, respectively. Thereafter, PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The fee waivers and expense subsidies may be discontinued at any time. See "Series Expenses."

     THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS
MANAGED--DISTRIBUTOR" IN THE CLASS A PROSPECTUS:

     Prudential Securities serves as the Distributor of Class I shares and incurs the expenses of distributing the Series' Class I shares from its own resources under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Series.

     THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE CLASS A PROSPECTUS:

     The Fund has obtained an opinion of counsel to the effect that the exchange of the Series' Class A shares for Class I shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.

     THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE CLASS A
PROSPECTUS:

     Class I shares of the Series are available for purchase with a minimum initial investment of $5 million. A master account and its subaccounts, as well as related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent), in the Series may be aggregated for this minimum investment purpose. Subsequent investments in Class I shares must be made in the amount of at least $10,000. The Series reserves the right to impose a higher or lower subsequent minimum amount from time to time as it may deem appropriate. See "Purchase of Shares" in the Statement of Additional Information.

     Class I shares may also be purchased by The Prudential Insurance Company of America (Prudential), its subsidiaries and affiliates without the minimum initial investment requirement.

     In connection with the sale of Class I shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--SHAREHOLDER SERVICES" IN THE CLASS A PROSPECTUS:

     The Fund does not currently offer an exchange privilege for the Series, except that Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.


     THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE CLASS A PROSPECTUS AS APPROPRIATE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

===============================================================
                        TABLE OF CONTENTS

                                                           PAGE
                                                           ----
FUND HIGHLIGHTS .......................................       2

 What are the Fund's Risk Factors and Special
  Characteristics? ....................................       2

SERIES EXPENSES .......................................  I 2, 4

FINANCIAL HIGHLIGHTS ..................................       5

CALCULATION OF YIELD ..................................       6

HOW THE FUND INVESTS ..................................       6
 Investment Objective and Policies ....................       6
 Rating of Fund Shares ................................       8
 Other Investments and Policies .......................       8
 Investment Restrictions ..............................      11

HOW THE FUND IS MANAGED ............................... I 3, 11
 Manager .............................................. I 3, 11
 Distributor .......................................... I 3, 12
 Portfolio Transactions ...............................      13
 Custodian and Transfer and
  Shareholder Servicing Agent .........................      13

HOW THE FUND VALUES ITS SHARES ........................      13

TAXES, DIVIDENDS AND DISTRIBUTIONS .................... I 3, 14

GENERAL INFORMATION ...................................      15
 Description of Common Stock ..........................      15
 Additional Information ...............................      16

SHAREHOLDER GUIDE ..................................... I 3, 16
 How to Buy Shares of the Fund ........................ I 3, 16
 How to Sell Your Shares .............................. I 3, 17
 Shareholder Services .................................      18

DESCRIPTION OF SECURITY RATINGS .......................     A-1

THE PRUDENTIAL MUTUAL FUND FAMILY .....................     B-1

===============================================================

MF137I
---------------------------------------------------------------
             Class I CUSIP No.:744350-60-4
---------------------------------------------------------------



Prudential
Institutional
Liquidity
Portfolio, Inc.

--------------------

Institutional
Money Market Series
(Class I Shares)

                                           P R O S P E C T U S

                                              JULY 9, 1997


                                          [LOGO] PRUDENTIAL
                                                 Investments

PRUDENTIAL

INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.


INSTITUTIONAL MONEY MARKET SERIES
(CLASS A SHARES)

--------------------------------------------------------------------------------
PROSPECTUS DATED JULY 9, 1997
--------------------------------------------------------------------------------


The Institutional Money Market Series (the Series) is one of two series of Prudential Institutional Liquidity Portfolio, Inc. (the Fund), an open-end, diversified, management investment company, or mutual fund. The Series offers investors an efficient and economical means of investing in a professionally managed portfolio of high quality money market instruments. The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. Only Class A shares of the Series are offered through this Prospectus. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The minimum initial investment in Class A shares of the Series is $100,000.

An investment in the Series is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 521-7466.


This Prospectus sets forth concisely the information about the Fund and the Series that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated July 9, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.?

     Prudential Institutional Liquidity Portfolio, Inc. is a mutual fund whose shares are offered in two series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company. Only shares of the Institutional Money Market Series are offered through this Prospectus.

WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

     The Series' investment objective is high current income consistent with the preservation of principal and liquidity. The Series invests primarily in a portfolio of U.S. Government obligations, financial institution obligations and other high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.

     The Series may invest in foreign securities without limit. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Risks of Investing in Foreign Securities" at page 8.

WHO MANAGES THE FUND?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .20 of 1% of the Series' average daily net assets. As of May 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 11.

WHO DISTRIBUTES THE SERIES' SHARES?


     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' shares. The Fund reimburses Prudential Securities for expenses related to the distribution of the Series' Class A shares at an annual rate of up to .12 of 1% of the average daily net assets of the Class A shares of the Series. See "How the Fund is Managed--Distributor" at page 12.


WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment for Class A shares of the Series is $100,000. A master account and its subaccounts, as well as related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent), in the Series may be aggregated for this minimum investment purpose. The minimum subsequent investment for Class A shares is $10,000. The Series reserves the right to impose a higher or lower minimum subsequent amount from time to time as it may deem appropriate. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 18.

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. To open an account, a completed application form must be received by PMFS. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.

HOW DO I SELL MY SHARES?

     You may redeem shares of the Series at any time at the NAV next determined after PMFS receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 17.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 14.

--------------------------------------------------------------------------------
                                 SERIES EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
                                                                 CLASS A SHARES
                                                                 --------------
  Maximum Sales Load Imposed on Purchases .......................    None
  Maximum Sales Load Imposed on Reinvested Dividends ............    None
  Maximum Deferred Sales Load ...................................    None
  Redemption Fees ...............................................    None
  Exchange Fee ..................................................    None

ANNUAL SERIES OPERATING EXPENSES*
(as a percentage of average net assets)

                                                                 CLASS A SHARES
                                                                 --------------
  Management Fees (after waiver) ................................    .15%
  12b-1 Fees (after waiver) .....................................    .05%
  Other Expenses (after subsidy) ................................      0%
                                                                     ----
  Total Series Operating Expenses (after waiver and subsidy) ....    .20%
                                                                     ====

EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of
 each time period:
 Class A .....................................     $2     $6      $11     $26

The above example is based on restated data for the Fund's fiscal year ended
  March 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

------


* Based on expenses incurred during the fiscal year ended March 31, 1997, taking into account the management and distribution fee waiver and the Manager's expense subsidy which became effective June 2, 1997. The Manager and the Distributor have agreed to reimburse the Series for the fiscal year ending March 31, 1998 by the amount that Management Fees exceed .15% and to subsidize expenses and 12b-1 fees exceed .05%, respectively, of the average net assets of the Series. Without the management and distribution fee waivers and the expense subsidy, Management Fees, Distribution Fees and Total Series Operating Expenses would be .20%, .12% and .46%, respectively, of the average net assets of the Series' Class A shares. See "How the Fund is Managed--Manager--Fee Waivers."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
   (FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
--------------------------------------------------------------------------------


     The following financial highlights with respect to the year ended March 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and with respect to the four years ended March 31, 1996, have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is continued in the annual report, which may be obtained without charge. See "Shareholder Guild--Shareholder Services--Reports to Shareholders."



                                                         CLASS A SHARES(E)
                               -------------------------------------------------------------------------------------------------
                                                                                                                     DECEMBER 8,
                                                                                                                      1987(A)
                                                    YEAR ENDED MARCH 31,                                              THROUGH
                               ---------------------------------------------------------------------------------      MARCH 31,
                                 1997      1996     1995     1994    1993     1992     1991     1990       1989         1988
                               --------  -------- --------  ------  ------   ------   ------   ------     ------     -----------
PER SHARE OPERATING
 PERFORMANCE:

Net asset value, beginning
 of period .................. $  1.000  $  1.000  $  1.000   $ 1.000   $ 1.000 $  1.000  $ 1.000   $ 1.000 $  1.000  $  1.000
Net investment income
 and net realized gains .....     .050      .056      .046      .029      .033     .054     .076      .087     .079(b)   .022(b)
Dividends and distributions .    (.050)    (.056)    (.046)    (.029)    (.033)   (.054)   (.076)    (.087)   (.079)    (.022)
                              --------  --------  --------   -------   ------- --------  -------  -------- --------  --------
Net asset value, end of
 period ..................... $  1.000  $  1.000  $  1.000   $ 1.000   $ 1.000 $  1.000  $ 1.000  $  1.000 $  1.000  $  1.000
                              ========  ========  ========   =======   ======= ========  =======  ======== ========  ========
TOTAL RETURN(D): ............     5.16%     5.72%     4.69%     2.92%     3.40%    5.57%    8.00%     9.07%    8.22%     2.24%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (000) ...................... $478,045  $440,842  $476,229  $385,023  $497,214 $443,172 $519,802  $417,354 $264,281  $204,707
Average net assets (000) .... $449,393  $519,946  $402,678  $445,867  $543,694 $540,380 $479,849  $421,540 $227,044  $ 88,431
Ratios to average net assets:
 Expenses, including
  distribution fee ..........     .46%       .43%      .46%     .48%      .44%      .42%     .46%      .38%     .26%(b)   .12%(b)(c)
 Expenses, excluding
  distribution fee ..........     .34%       .31%      .34%     .36%      .32%      .30%     .34%      .26%     .14%(b)   .00%(b)(c)
 Net investment income ......    5.03%      5.56%     4.67%    2.87%     3.28%     5.32%    7.58%     8.60%    7.89%(b)  6.69%(b)(c)

-------

(a)  Commencement of operations.

(b)  Net of expense subsidy.

(c)  Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(e)  Effective June 2, 1997, the shares were designated as Class A shares.

--------------------------------------------------------------------------------
                              CALCULATION OF YIELD
--------------------------------------------------------------------------------

     THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized capital gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" assuming weekly compounding. The following is an example of the current and effective annual yield calculations as of March 31, 1997:

   CLASS A SHARES
   --------------
   Value of hypothetical account at end of period ..............  $1.000984386
   Value of hypothetical account at beginning of period ........   1.000000000
                                                                  ------------
   Base period return ..........................................  $ .000984386
                                                                  ============
   CURRENT YIELD (.000984386 x (365/7)) ........................          5.13%
   EFFECTIVE ANNUAL YIELD, assuming weekly compounding .........          5.27%

     THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.

     The weighted average life to maturity of the Series on March 31, 1997 was 69 days.

     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the shares of the Series, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

     THE INVESTMENT OBJECTIVE OF THE SERIES IS HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. THE SERIES PURSUES ITS INVESTMENT OBJECTIVE THROUGH THE INVESTMENT POLICIES DESCRIBED BELOW. THERE CAN BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED.

     THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

     THE ASSETS OF THE SERIES WILL BE INVESTED IN HIGH QUALITY MONEY MARKET INSTRUMENTS MATURING IN THIRTEEN MONTHS OR LESS, AND THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE PORTFOLIO OF THE SERIES WILL BE 90 DAYS OR LESS. The Series also may hold cash reserves as the investment adviser deems necessary for temporary defensive purposes.

     In selecting portfolio securities for investment by the Series, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Directors monitors the credit quality of securities purchased for the Series' portfolio. If a portfolio security held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interest of the Series and its shareholders.

     The Series utilizes the amortized cost method of valuation in accordance with regulations of the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Fund's investment adviser under the supervision of the Board of Directors. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or (ii) an unrated security deemed of comparable quality by the Fund's investment adviser under the supervision of the Board of Directors.

     As long as the Series utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of its total assets in "second-tier securities," with no more than 1% of the Series' assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Fund's investment adviser under the supervision of the Fund's Board of Directors.

     THE SERIES WILL INVEST AT LEAST 80%, AND GENERALLY NOT LESS THAN 100%, OF ITS ASSETS IN HIGH QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS AND U.S. GOVERNMENT AND FINANCIAL INSTITUTION OBLIGATIONS DESCRIBED BELOW. There is no limitation on the percentage of the Series' assets that may be invested in each of these categories. In addition, the Series may utilize the investment techniques described below under "Other Investments and Policies."

     U.S. GOVERNMENT OBLIGATIONS. The Series may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

     U.S. TREASURY OBLIGATIONS. The Series may invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES AND THIRD PARTIES. The Series may also invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Series must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Series may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority, each of which has the right to borrow under certain circumstances from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. The Series' investment in mortgage-backed securities (e.g., GNMA, FNMA and FHLMC certificates) will be made only to the extent such securities are used as collateral for repurchase agreements entered into by the Series.

     The Series may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. See "Investment

Objectives and Policies--Obligations Issued or Guaranteed by the U.S. Government, its Agency and Instrumentalities and Third Parties" in the Statement of Additional Information.

     ASSET-BACKED SECURITIES. The Series may invest in asset-backed securities. Asset-backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by assets backing the securities.

     FINANCIAL INSTITUTION OBLIGATIONS. The Series may invest in obligations (including certificates of deposit and bankers' acceptances) which are issued or guaranteed by commercial banks, savings banks and savings and loan associations whose total assets at the time of investment are more than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in branches of banks outside the United States.


     OTHER MONEY MARKET INSTRUMENTS. The Series may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company, a foreign company or foreign governments, their agencies and instrumentalities, maturing in thirteen months or less, denominated in U.S. dollars, which, at the date of investment, are of "eligible quality." If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth above under "Financial Institution Obligations." If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of comparable quality, as determined by the Fund's investment adviser under the supervision of the Fund's Board of Directors. In the case of instruments issued by foreign companies or governments, the Series will only invest in instruments which are not currently subject to foreign withholding taxes.


     RISKS OF INVESTING IN FOREIGN SECURITIES. There is no limitation on the percentage of the Series' assets that may be invested in foreign securities. Since the portfolio of the Series may contain obligations of foreign issuers, an investment in the Series involves certain risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and such issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.


RATING OF FUND SHARES

     Duff & Phelps Credit Rating Co. (DCR) has given the Series an AAA rating. According to DCR, the AAA rating means the Series' ability to meet redemption requests in a timely manner for $1.00 per share is strong. This rating is based on the Series' risk management procedures, internal control systems, limitations on market risk and experienced management team.


OTHER INVESTMENTS AND POLICIES

LIQUIDITY PUTS

     The Series may purchase instruments of the types described above together with the right to resell the instruments to brokers, dealers or financial institutions at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price that the Series pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or meet redemption requests.

     Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. Changes in the credit quality of these institutions could cause losses to the Series and affect its share price. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

FLOATING RATE AND VARIABLE RATE SECURITIES


     The Series may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases, the Series is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Series may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Series will limit such purchases to those in which the date for delivery and payment falls within 90 days of the date of the commitment. The Series will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a segregated account of the Series, cash or other liquid assets having a value equal to or greater than the Series' purchase commitments. If the Series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

PLEDGING OF ASSETS AND BORROWING

     The Series may borrow (including through entering into reverse repurchase agreements) up to 15% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes. The Series may pledge up to 15% of its total assets to secure such borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     The Series may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). Repurchase agreements will only be entered into with member banks of the Federal Reserve System or primary reporting dealers in U.S. Government obligations and will be fully secured only by obligations permitted by the Series' investment policies. The repurchase agreements provide that the Series will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Series, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

     The Series will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Series will suffer a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these extreme circumstances, there may be a restriction on the Series' ability to sell the collateral, and the Series could suffer a loss.

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Series with an agreement to repurchase the securities at a specified price, date and interest payment. The Series intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Series has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Series may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Series' portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

ILLIQUID SECURITIES


     The Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Series may invest in the securities of other money market funds registered under the Investment Company Act. See "Investment Objective and Policies--Securities of Other Investment Companies" in the Statement of Additional Information.


SUITABILITY FOR INVESTORS

     The Series is designed as an economic and convenient vehicle for those institutional and high net worth individual investors seeking to obtain the yields available from money market instruments while maintaining liquidity. The Series is designed particularly for banks and other depositary institutions seeking investment of short-term monies held in accounts for which the institutions act in fiduciary, advisory, agency, custodial or other similar capacities. The Series may be equally suitable for the investment of short-term funds held or managed by corporations, employee benefit plans and others, if consistent with the objectives of the particular account and any applicable state and federal laws and regulations. The Series can arrange for special processing to assist banks and other institutions desiring to establish multiple accounts. See "Shareholder Guide--Shareholder Services--Subaccounting and Special Services."

     The Series offers the advantages of large purchasing power and diversification. Generally, in purchasing money market instruments from dealers, the percentage difference between the bid and asked prices tends to decrease as the size of the transaction increases. In addition, yields on short-term money market instruments generally tend to increase as maturities are extended. Thus, when yields on longer-term money market instruments are higher than yields on shorter-term money market instruments, ownership of Series shares may allow an investor to obtain the advantages of short-term liquidity and the higher yields available from the Series' holdings of longer-term instruments. This benefit will be reduced to the extent of the Series' expenses and may be unavailable during periods when interest rates are higher for money market instruments with maturities shorter than the weighted average maturity of the Series. The Series also offers investors the opportunity to participate in a portfolio of money market instruments which is more diversified in terms of issuers and maturities than the investor's individual investment might otherwise permit.

     Investment in the Series relieves investors of many management and administrative burdens usually associated with the direct purchase and sale of money market instruments. These include selection of portfolio investments; surveying the market for the best terms at which to buy and sell; scheduling and monitoring maturities and reinvestments; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

INVESTMENT RESTRICTIONS

     The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S OFFICERS CONDUCT AND SUPERVISE THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended March 31, 1997, total expenses for the Series' Class A shares as a percentage of average net assets were .46%. See "Financial Highlights."

MANAGER


     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF UP TO.20 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended March 31, 1997, the Series paid management fees to PIFM of
 .20% of its average daily net assets. See "Manager" in the Statement of Additional Information.

     As of May 31, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56 billion.


     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE SERIES AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.


     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.


     PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS


     Effective June 2, 1997, PIFM agreed to waive .05 of 1% of its management fee and subsidize expenses and Prudential Securities has agreed to waive up to
 .07 of 1% of its distribution/service fee for the fiscal year ending March 31, 1998.

The Series is not required to reimburse PIFM or Prudential Securities for such management fee waiver or distribution fee waiver, respectively. Thereafter, PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The fee waivers and expense subsidies may be discontinued at any time. See "Series Expenses."

DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE FUND'S DISTRIBUTOR. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SERIES' CLASS A SHARES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.

     UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .12 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES' CLASS A SHARES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

     For the fiscal year ended March 31, 1997, the Series paid a distribution fee equal on an annual basis to .12% of the average daily net assets of the Series' Class A shares. The Series records all payments made under the Plan as expenses in the calculation of its net investment income.

     The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Board of Directors is provided with and reviews quarterly reports of expenditures under the Plan.

     In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner, who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity separate from PSI, which has no beneficial ownership therein, and the Fund's assets, which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND SHAREHOLDER SERVICING AGENT

     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Series' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and as Shareholder Servicing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE AS OF 4:00 P.M., NEW YORK TIME, ON EACH DAY THE FUND IS OPEN FOR BUSINESS.

     The Series is open for business and its net asset value is calculated on every day on which the Boston office of the Federal Reserve System is open, except Good Friday. The Boston office of the Federal Reserve has designated the following holiday closings: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas. The Boston office of the Federal Reserve may change this holiday closing schedule. In addition, the Fund is closed for business on Good Friday. The Fund reserves the right to reject any purchase order.

     It is the intention of the Series to maintain an NAV of $1.00, although there can be no assurance that the Series will do so. The portfolio instruments of the Series are valued on the basis of amortized cost valuation in accordance with regulations issued by the SEC. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. The Fund's Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE SERIES


     THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS PROVIDED THAT IT DISTRIBUTES TO SHAREHOLDERS EACH YEAR AT LEAST 90% OF SUCH INCOME. If the Series defers until the subsequent calendar year the distribution of more than a minimal amount of income, it will be subject to a 4% nondeductible excise tax on the deferred distribution. The Series intends to make timely and complete distributions in order to avoid any such taxes.


TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses), will be taxable to shareholders as ordinary income whether or not reinvested. The Series does not anticipate realizing long-term capital gains. However, to the extent the Series does recognize long-term capital gains, the Series intends to declare capital gains distributions to the extent of its net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions, if any, are taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned its shares.

     It is anticipated that the net asset value per share of the Series will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less.

     Dividends and distributions may be subject to state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

     Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. However, dividends of net investment income (and net short-term capital gains) paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

     NET INVESTMENT INCOME AND NET REALIZED SHORT-TERM CAPITAL GAINS, IF ANY, OF THE SERIES WILL BE DECLARED AS A DIVIDEND DAILY IMMEDIATELY PRIOR TO THE CALCULATION OF THE SERIES' NET ASSET VALUE AS OF 4:00 P.M., NEW YORK TIME. Net investment income of the Series (from the time of the immediately preceding declaration) consists of interest accrued or discount earned (including both original issue and market discount) on the obligations in the Series, less amortization of premium and the estimated expenses of the Series applicable to that dividend period. The Series does not expect to realize long-term capital gains or losses.


     The net investment income of the Series for dividend purposes is determined on a daily basis. Each such dividend will be payable to shareholders of record at the time of its declaration (including for this purpose holders of shares purchased, but excluding holders of shares redeemed as of 4:00 P.M., New York time, on that day). Dividends declared are accrued throughout the month and are distributed in the form of full and fractional shares on or about the 23rd day of the month, unless the shareholder elects in writing, not less than five business days prior to the dividend distribution date, to receive such distributions in cash. The dividend distribution date may be changed without further notice to shareholders. Dividends are reinvested at the net asset value determined as of 4:00 P.M., New York time, on the day of payment. If the entire amount in an account is redeemed at any time during a month, all dividends accrued with respect to that account during that month are paid to the investor at the NAV as of 4:00 P.M., New York time, on the date of redemption.

     The calculation of net investment income for dividend purposes is made immediately prior to the calculation of net asset value at 4:00 P.M., New York time. In the case of a purchase order that occurs as of 4:00 P.M., New York time (the funds are received that day), a shareholder begins to earn dividends declared on that day.


     The Fund will not accept purchase and redemption orders after 4:00 P.M., New York time. If a redemption request is received prior to 4:00 P.M., New York time, the shareholder does not earn a dividend on that day but the redemption proceeds are wired on that day.

     Net income earned on Saturdays, Sundays and holidays is accrued in calculating the dividend on the previous business day. Accordingly, an investor who places a purchase order prior to 4:00 P.M., New York time, on a Friday begins earning dividends that day. A shareholder which redeems its shares prior to 4:00 P.M., New York time, on a Friday does not earn a dividend which reflects the income earned by the Series on the Friday, or the following Saturday and Sunday.

     Should the Series incur or anticipate any unusual expense or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the net asset value per share of the Series is reduced, or is anticipated to be reduced, below $1.00, the Board of Directors may suspend further dividend payments of the Series until net asset value is returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in shareholders receiving no dividends for the period during which they held their shares and in their receiving upon redemption a price per share lower than that which they paid.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

     THE FUND WAS INCORPORATED IN MARYLAND ON SEPTEMBER 1, 1987. THE FUND IS AUTHORIZED TO ISSUE 15 BILLION SHARES OF COMMON STOCK OF $.001 PAR VALUE WHICH ARE CURRENTLY DIVIDED INTO TWO PORTFOLIOS OR SERIES. THE INSTITUTIONAL MONEY MARKET SERIES HAS 10 BILLION AUTHORIZED SHARES AND THE LIQUID ASSETS SERIES HAS 5 BILLION AUTHORIZED SHARES. OF THE 10 BILLION AUTHORIZED SHARES OF THE INSTITUTIONAL MONEY MARKET SERIES, THERE ARE 5 BILLION AUTHORIZED CLASS A SHARES (WHICH CLASS INCLUDES SHARES OUTSTANDING PRIOR TO JUNE 2, 1997) AND 5 BILLION AUTHORIZED CLASS I SHARES OF THE SERIES, RESPECTIVELY. EACH CLASS REPRESENTS AN INTEREST IN THE SAME ASSETS OF THE SERIES AND IS IDENTICAL IN ALL RESPECTS EXCEPT THAT (I) CLASS A SHARES ARE SUBJECT TO DISTRIBUTION AND/OR SERVICE FEES,
(II) CLASS I SHARES ARE NOT SUBJECT TO ANY DISTRIBUTION AND/OR SERVICE FEES,
(III) EACH CLASS HAS EXCLUSIVE VOTING RIGHTS ON ANY MATTER SUBMITTED TO SHAREHOLDERS THAT RELATES SOLELY TO ITS ARRANGEMENT AND HAS SEPARATE VOTING RIGHTS ON ANY MATTER SUBMITTED TO SHAREHOLDERS IN WHICH THE INTERESTS OF ONE CLASS DIFFER FROM THE INTERESTS OF ANY OTHER CLASS AND (IV) CLASS I SHARES ARE OFFERED EXCLUSIVELY FOR SALE TO A LIMITED GROUP OF INVESTORS.

     The Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. The Fund does not intend to issue stock certificates unless requested. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide-- How to Sell Your Shares." All shares of the Series are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Series is entitled to its portion of all of the Series' assets after all debt and expenses of the Series have been paid. The Series' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional Series and classes, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL SHAREHOLDER MEETINGS UNLESS REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

     On May 23, 1997, Prudential, either directly or through one or more controlled companies, owned approximately 64.29% of the Series' outstanding voting securities and may be deemed to be a controlling person of the Fund.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

     GENERAL INFORMATION

     SHARES OF THE SERIES ARE CONTINUOUSLY OFFERED AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER AN ORDER AND, IN THE CASE OF A NEW ACCOUNT, A COMPLETED APPLICATION FORM (THE APPLICATION) IS RECEIVED. THERE IS NO SALES CHARGE. THE MINIMUM INITIAL INVESTMENT TO ESTABLISH A NEW ACCOUNT IS $100,000 FOR CLASS A SHARES. A master account and its subaccounts, as well as related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent), in the Series may be aggregated for this minimum investment purpose. SUBSEQUENT INVESTMENTS IN CLASS A SHARES OF THE SERIES (OTHER THAN THROUGH THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS) MUST BE MADE IN THE AMOUNT OF AT LEAST $10,000 BY WIRE TRANSFER OF FUNDS. The Series reserves the right to impose a higher or lower minimum subsequent amount from time to time as it may deem appropriate. The Fund does not intend to issue stock certificates unless requested. The Series reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

     Investments in the Fund must be made via wire transfer of funds to State Street Bank and Trust Company, Boston, Massachusetts, the Fund's Custodian. To open an account, the completed Application must be received by PMFS, the Fund's shareholder servicing agent.

     If a purchase order is telephoned to PMFS (toll-free) (800-521-7466) before 4:00 P.M., New York time, and federal funds are received by the Custodian on that business day, the purchase order becomes effective as of 4:00 P.M., New York time, and the shares are entitled to dividend income earned on that day. All account transactions by telephone through PMFS will be recorded.

     In order to make investments which will generate income immediately, the Fund must have federal funds available to it. Therefore, investors who desire to have their purchase orders become effective as of 4:00 P.M., New York time, are urged to wire funds to the Custodian via the Federal Reserve Wire System as early in the day as possible.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM ALL OR ANY PART OF THE VALUE OF YOUR ACCOUNT ON ANY BUSINESS DAY BY INSTRUCTING THE FUND TO REDEEM YOUR SHARES AS DESCRIBED BELOW. REDEMPTIONS MAY BE REQUESTED BY TELEPHONE AND ARE EFFECTED AT THE PER SHARE NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF THE REQUEST FOR REDEMPTION IN PROPER FORM.

     YOU MUST DESIGNATE ON YOUR APPLICATION THE U.S. COMMERCIAL BANK ACCOUNT OR PRUDENTIAL SECURITIES ACCOUNT INTO WHICH YOU WISH THE PROCEEDS OF WITHDRAWALS FROM YOUR ACCOUNT IN THE FUND DEPOSITED. YOU MAY WITHDRAW AN AMOUNT FROM YOUR ACCOUNT IN THE FUND BY INSTRUCTING PMFS TO HAVE THE PROCEEDS OF WITHDRAWAL WIRED DIRECTLY TO YOUR DESIGNATED BANK ACCOUNT OR YOUR PRUDENTIAL SECURITIES ACCOUNT. PMFS ACCEPTS WITHDRAWAL INSTRUCTIONS BY TELEPHONE AT (800) 521-7466 ONCE YOU IDENTIFY YOURSELF AS A PERSON AUTHORIZED ON THE COMPLETED APPLICATION AND PROVIDE YOUR ACCOUNT NUMBER AND YOUR PERSONAL IDENTIFICATION NUMBER.

     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE REDEMPTION PRIVILEGE MAY BE DIFFICULT TO IMPLEMENT. IF YOU ARE UNABLE TO REACH PMFS BY TELEPHONE, A REDEMPTION REQUEST MAY BE TELECOPIED TO PMFS (TELECOPIER NUMBER (908) 417-7806).

     In order for shares to be redeemed and withdrawal proceeds to be wired on the same day as the request is made, telephone instructions or the written redemption request must be received prior to 4:00 P.M., New York time. Any request received prior to 4:00 P.M., New York time, will be wired the same day. However, due to federal wire restrictions and individual bank hours of operation, the proceeds may not be available to the client until the following business day. Shares redeemed prior to 4:00 P.M., New York time, are not entitled to income dividends declared on the day of redemption. See "Taxes, Dividends and Distributions."


     If a written request for redemption is submitted, the signatures on the redemption request must be exactly as shown on the completed Application. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution", and in the case of a corporate shareholder, a corporate resolution must accompany the request. An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services offices.

     In order to allow for the management of the Series with maximum flexibility, you are urged to initiate redemptions of shares as early in the day as possible and to notify the Fund by at least 9:30 A.M., New York time, of withdrawals in excess of $10 million.


     The Fund reserves the right to withhold wiring redemption proceeds to shareholders if, in the judgment of the investment adviser, the Fund could be adversely affected by making immediate payment, and may take up to seven days to wire redemption proceeds. In making withdrawal requests, you must supply your name(s), account number and personal identification number. Neither the Fund nor PMFS will be responsible for further verification of the authenticity of telephoned instructions.

     You may change the bank account you have designated to receive amounts withdrawn at any time by writing to PMFS with an appropriate signature guarantee or by providing a certified copy of a corporate resolution authorizing the change. Further documentation may be required when deemed appropriate by PMFS.

     IF SHARES BEING REDEEMED WERE PURCHASED BY CHECK, PAYMENT MAY BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE

PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Series, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by you because of a redemption to a net asset value of less than $100,000. You may avoid this redemption by increasing the net asset value of your account to $100,000 or more.

     The total value of a shareholder's investment in the Series at the time of redemption may be more or less than his or her cost, depending on the value of the securities held by the Series at such time and income earned.

     Under the Investment Company Act, the right of redemption may be suspended or date of payment postponed at times when the New York Stock Exchange is closed (other than customary weekend or holiday closings), trading on the New York Stock Exchange is restricted, and under certain emergency or other circumstances as determined by the SEC. In case of suspension of the right of redemption, requests for redemption may be withdrawn or shareholders may receive payment based on the net asset value determined next after the termination of the suspension.

     SHAREHOLDER SERVICES

     As a shareholder in the Series, you can take advantage of the following additional services and privileges:

     o SHAREHOLDER INVESTMENT ACCOUNT. Upon the initial purchase of shares of the Series, a Shareholder Investment Account is established for you under which your shares are held by PMFS.

     PMFS maintains an account for you expressed in terms of full and fractional shares of the Series rounded to the nearest 1/1000th of a share. All investments in the Series are credited to your account in the form of shares immediately upon acceptance and become entitled to dividends as described in "Taxes, Dividends and Distributions." PMFS will also maintain subaccounts for investors. See "Subaccounting and Special Services" below.

     Stock certificates are issued only upon your written request. PMFS will provide a confirmation of all investments in or withdrawals from an account. Within ten days after the end of each month, PMFS will send you a statement setting forth a summary of the transactions in your account for the month and the month-end balance of full and fractional shares held in the account.

     o SUBACCOUNTING AND SPECIAL SERVICES. Special processing can be arranged with PMFS for corporations, banks and other institutions that wish to open multiple accounts (a master account and subaccounts). An investor wishing to avail itself of PMFS's subaccounting facilities or other special services for individual or multiple accounts will be required to enter into a separate agreement with PMFS. Charges for these services, if any, will be determined on the basis of the level of services to be rendered. Subaccounts may be opened at the time of the initial investment or at a later date.

     o EXCHANGE PRIVILEGE. The Fund does not currently offer an exchange privilege for shares of the Series, except that Class A shareholders of the Series who qualify to purchase Class I shares will have their Class A shares exchanged for Class I shares on a quarterly basis.


     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in the annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     o SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 521-7466 (toll-free).

--------------------------------------------------------------------------------
                         DESCRIPTION OF SECURITY RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.


     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


SHORT-TERM RATINGS

     VMIG-1: Variable rate short-term indebtedness rated "VMIG-1" is of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

STANDARD & POOR'S RATINGS GROUP BOND RATINGS

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     A-1: This highest category indicates that the degree of safety regarding timely payment is strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT RATINGS

     AAA: Bonds rated AAA are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM DEBT RATINGS

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, L.P.

BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

SHORT-TERM DEBT RATINGS

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


     Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


       TAXABLE BOND FUNDS
       ------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
      ---------------------
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate Series
Prudential Municipal Series Fund

 Florida Series

 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

           GLOBAL FUNDS
           ------------
Prudential Europe Growth Fund, Inc.

Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series

Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.

      EQUITY FUNDS
      ------------
Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.

Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.

Prudential Equity Fund, Inc.
Prudential Equity Income Fund

Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

       MONEY MARKET FUNDS
       ------------------
o Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

o Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

o Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                      PAGE
                                                                      ----
FUND HIGHLIGHTS ....................................................    2
 What are the Fund's Risk Factors and Special
  Characteristics? .................................................    2

SERIES EXPENSES ....................................................    4

FINANCIAL HIGHLIGHTS ...............................................    5
CALCULATION OF YIELD ...............................................    6
HOW THE FUND INVESTS ...............................................    6
 Investment Objective and Policies .................................    6

 Rating of Fund Shares .............................................    8

 Other Investments and Policies ....................................    8

 Investment Restrictions ...........................................   11

HOW THE FUND IS MANAGED ............................................   11
 Manager ...........................................................   11
 Distributor .......................................................   12
 Portfolio Transactions ............................................   13
 Custodian and Transfer and
  Shareholder Servicing Agent ......................................   13
HOW THE FUND VALUES ITS SHARES .....................................   13
TAXES, DIVIDENDS AND DISTRIBUTIONS .................................   14
GENERAL INFORMATION ................................................   15
 Description of Common Stock .......................................   15
 Additional Information ............................................   16
SHAREHOLDER GUIDE ..................................................   16
 How to Buy Shares of the Fund .....................................   16
 How to Sell Your Shares ...........................................   17
 Shareholder Services ..............................................   18
DESCRIPTION OF SECURITY RATINGS ....................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY ..................................  B-1

--------------------------------------------------------------------------------


MF137A                                                               444078X

                         ------------------------------
                         Class A CUSIP No.: 744350-10-9
                         ------------------------------


PRUDENTIAL
INSTITUTIONAL
LIQUIDITY
PORTFOLIO, INC.


--------------------



INSTITUTIONAL
MONEY MARKET SERIES
(CLASS A SHARES)

                               P R O S P E C T U S

                                  JULY 9, 1997






                               [LOGO] PRUDENTIAL
                                      Investments

                                   PRUDENTIAL
                 INSTITUTIONAL LIQUIDITY PORTFOLIO, INC. (PILP)
                            NEW ACCOUNT APPLICATION
                   -----------------------------------------

-- FUND SELECTION--PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC. (PILP)
   Institutional Money Market Series (Fund #52)(PIMMS)

   Class A Shares [ ]
   Class I Shares [ ]
                                                       Account No:
                                                                  -------------
-- ACCOUNT REGISTRATION
The account should be registered as follows:



-------------------------------------------------------------------------------
                                Name of Account

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                     Street

-------------------------------------------------------------------------------
                                     State

-------------------------------------------------------------------------------
                     Attention of (Contact Person)(If Any)

Telephone # (  )
                ----------------------------------


-----------------------------------         -----------------------------------
    Taxpayer Identification No.                 Taxpayer Identification No.


-- INITIAL INVESTMENT--Minimum $100,000 for Class A shares.
                     --Minimum $5 million for Class I shares.
                     --Subsequent Investment Minimum $10,000 for Class A and
                       Class I shares.

-- DUPLICATE CONFIRMATION (other than Prudential Representative)
We hereby authorize Prudential Mutual Fund Services LLC to send duplicate account statements for the above Fund account to:


Name
    ---------------------------------------------------------------------------

Attention
         ----------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                                     Street

       ------------------------------------------------------------------------
       City                          State                      zip

Name
    ---------------------------------------------------------------------------

Attention
         ----------------------------------------------------------------------

Address
       ------------------------------------------------------------------------
                                     Street

       ------------------------------------------------------------------------
       City                          State                      zip

-- PRUDENTIAL REPRESENTATIVE (To Be Completed By Prudential Representative)

-------------------------------------------------  -----------------   --------
FA Name                                            PSI Branch Ledger   FA Number

-------------------------------------------------------------------------------
Branch Telephone Number

-- AGENT AUTHORIZATION (to be completed by Prudential Securities CLIENTS only)

We hereby authorize the following Prudential representative to act as our agent in connection with transactions under this authorization form:

Representative Name:
                    -----------------------------------------------------------

Authorized Client Signature:
                            ---------------------------------------------------

THIS AUTHORIZATION MAY NOT BE USED FOR A CHANGE OF SALES REPRESENTATIVE.

-- DISTRIBUTION OPTION
Monthly dividends are to be:

[  ]  Invested in additional shares   [  ] Paid in cash
(Dividends will be invested in additional shares if no election is made)

-- EXPEDITED REDEMPTION PAYMENTS
IF YOU WISH TO HAVE EXPEDITED REDEMPTIONS PLEASE FILL OUT THE SECTION BELOW.


Redemption proceeds will be sent only to the bank or Prudential Securities account listed below, for credit to the investor's account. The investor hereby authorizes Prudential Mutual Fund Services LLC to honor telephone or written instructions without a signature guarantee for redemption of Fund shares. Prudential Mutual Fund Services LLC's records of such instructions will be binding on all parties and Prudential Mutual Fund Services LLC will not be liable for any loss, expense or cost arising out of such transactions.


If convenient, enclose a specimen copy of your check or deposit slip (marked "VOID") if applicable for the bank listed below. Proceeds from redemptions must be wired to either a commercial bank account or a Prudential Securities account--not both. To facilitate the wiring of your redemption proceeds, the indicated bank should be a commercial bank:

COMMERCIAL                                   PRUDENTIAL SECURITIES ACCOUNT

1. Account Name                              Account Name: Prudential Securities
               -----------------------------
                                             Account Number: 722-00-011
               -----------------------------

   Bank Name                                 Bank Name: Morgan Guaranty
               -----------------------------            Trust Company

   Bank Address                              Bank Routing Number: 021-000-238
               -----------------------------

                                             FOR FURTHER CREDIT TO:
               -----------------------------

   Account No.                               PSI Account Name
              ------------------------------                 ------------------

   Bank Routing No.                          PSI Account Number
                   -------------------------                   ----------------

Note: If you wish to add additional bank instructions please attach a list.

-- SIGNATURE GUARANTEE (FOR INDIVIDUALS ONLY)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION". AN "ELIGIBLE GUARANTOR INSTITUTION" INCLUDES ANY BANK, BROKER, DEALER OR CREDIT UNION. For clients of Pruco Securities Corporation, a signature guarantee may be obtained from the Agency or Office manager of most Prudential Insurance and Financial Services offices.

-----------------------------------         -----------------------------------
Shareholder Signature                       Co-Owner Signature (if any)

-- SIGNATURE(S) GUARANTEE BY:

Name of Bank or Firm
                    -----------------------------------------------------------

Officer and Title
                 ----------------------------  --------------------------------
                 Signature                     Print Name of Officer

-- SIGNATURE AND TAXPAYER IDENTIFICATION NUMBER CERTIFICATION (IF SHARES ARE
   REGISTERED IN THE NAME OF A CORPORATION OR OTHER ORGANIZATION, AN AUTHORIZED OFFICER MUST SIGN)

The undersigned represents and warrants that it has full right, power and authority to make the investment applied for pursuant to this Application, and the person or persons signing on behalf of the beneficial owner represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund on behalf of the beneficial owner. The undersigned hereby affirms receipt of a current Fund prospectus and certifies under penalty of perjury that: (i) the number shown above is the correct taxpayer identification number/Social Security # and (ii) there has been no notification that this account is subject to backup withholding.

[ ] Please check box if there has been notification that this account is subject to backup withholding.

-------------------------  -------------------------------------------  --------
Signature                  Corporate Officer or Title (if appropriate)  Date


-------------------------  -------------------------------------------  --------
Signature                  Corporate Officer or Title (if appropriate)  Date


Acceptance Date:
                ----------------------------------


Mail Directly to:                        Overnight Mail Address:


  Prudential Mutual Fund Services LLC    Prudential Mutual Fund Services LLC
  Institutional Service Division           Attention: PILP
  P.O. Box 15030                           Raritan Plaza One
  New Brunswick, NJ 08906-5030             Edison, NJ 08837


Institutional Service Division
Telephone Number:                        Telecopier Number:
  1-800-521-7466                           (908) 417-7806
  (8:00 a.m.-4:30 p.m. (est))

If by Wire:

  State Street Bank ABA Routing Number 0110-0002-8
  Attention: PRU 8600 GRP
  Re: PILP
  Name of Fund: Institutional Money Market Series
  DDA Number: 99034100
  Account Registration Name:
                            -------------------------
  Account Number:
                 ------------------------------------

Note: After this Application is received, you will be contacted by an Account
      Administrator to review operations procedures.


FUNDS WILL NOT BE INVESTED WITHOUT DIRECT TELEPHONE CONTACT WITH PRUDENTIAL MUTUAL FUND SERVICES LLC.

                             FOR CORPORATIONS ONLY

Resolution For Corporate Investor

     A form of Secretary's Certificate evidencing the adoption of an appropriate corporate resolution relating to a Fund account follows. You may use this form, or you may use your own. The resolution submitted should be substantially similar to that below, although it may be a blanket authorization not specifically mentioning the Fund.

                            SECRETARY'S CERTIFICATE

     The undersigned hereby certifies and affirms that he/she is the duly elected (Assistant) Secretary of


-------------------------------------------------------------------------------
                                (Corporate name)

a corporation organized under the laws of                            , and that
                                          --------------------------
                                                   (State)

the following is a true and correct copy of a resolution adopted by the

corporation's Board of Directors at a meeting duly called and held on          .
                                                                      ---------

RESOLVED, that the                             of this corporation are hereby
                   ---------------------------
                       (Officers' titles)

authorized to open an account in the name of the corporation with the Prudential Institutional Liquidity Portfolio, Inc., a registered investment company, and from to time to time to deposit therein such funds of the corporation as they may deem necessary or appropriate; that the persons named below are authorized to endorse checks and other negotiable instruments for deposit in said account and to issue over their names instructions for the redemption of shares of the Prudential Institutional Liquidity Portfolio, Inc. held in such account by any means described in its current prospectus, including check-writing; provided
that such instructions are issued by any              of the persons name below:
                                        --------------
                                       (number required)


--------------------------------------    -------------------------------------
  (print or type name and title)                       (signature)


--------------------------------------    -------------------------------------
  (print or type name and title)                       (signature)


--------------------------------------    -------------------------------------
  (print or type name and title)                       (signature)


--------------------------------------
         (Corporate Name)

By:
   -----------------------------------                CORPORATE SEAL

Dated
     ---------------------------------
     (Secretary or Assistant Secretary)

               PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

                       Statement of Additional Information
                               dated July 7, 1997

     The Institutional Money Market Series (the IMM Series) and the Liquid Assets Series (LA Series) are each a series of Prudential Institutional Liquidity Portfolio, Inc. (the Fund), an open-end, diversified, management investment company. Only the Institutional Money Market Series is offered at this time. The Fund offers investors an efficient and economical means of investing in a professionally managed portfolio of high quality money market instruments. The investment objective of each Series is high current income consistent with the preservation of principal and liquidity. There can be no assurance that either Series' investment objective will be achieved. See "Investment Objective and Policies."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 521-7466.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the IMM Series (Class A or Class I) dated July 7, 1997, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS


                                                                 CROSS-REFERENCE
                                                                  TO PAGE IN
                                                                 THE IMM SERIES
                                                           PAGE    PROSPECTUS
                                                           ----  --------------
Investment Objective and Policies ........................  B-2          6
Investment Restrictions ..................................  B-4         11
Directors and Officers ...................................  B-5         11
Manager ..................................................  B-9         11
Distributor ..............................................  B-10        12
Purchase of Shares .......................................  B-12        16
Net Asset Value ..........................................  B-13        13
Portfolio Transactions ...................................  B-13        13
Taxes ....................................................  B-14        14
Calculation of Yield .....................................  B-15         6
Custodian, Transfer and Shareholder Servicing
 Agent and Independent Accountants .......................  B-15        13
General Information ......................................  B-15        15
Financial Statements .....................................  B-16        --
Report of Independent Accountants ........................  B-24        --
Independent Auditors' Report .............................  B-25        --
Appendix A--Historical Performance Data ..................   A-1        --
Appendix B--General Investment Information ...............   B-1        --
Appendix C--Information Relating to Prudential ...........   C-1        --
--------------------------------------------------------------------------------
MF137B

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of each Series is high current income consistent with the preservation of principal and liquidity.


OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES AND THIRD PARTIES

     Each Series may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.


     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Neither Series intends to purchase TIGRs or CATS during the coming year.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, a Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 15% of the value of the Series' total assets and provided that such loans are callable at any time by the Series and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Series continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by a Series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Series, and any gain or loss in the market price during the loan would inure to that Series.

     Each Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     Neither Series intends to lend its securities during the coming year.


LIQUIDITY PUTS

     A Series may purchase instruments of the types described in its Prospectus under "How the Fund Invests--Investment Objective and Policies" together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Series' investment objective and applicable rules issued by the Securities and Exchange Commission
(SEC) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit a Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to a Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in such Series' portfolio.

     Each Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or it expires.

     Each Series will invest no more than 5% of its total assets in securities issued by or subject to puts from the same institution. For purposes of this limitation, unconditional puts or guarantees with respect to a security will not be deemed to be issued by the institution providing the guarantee or put if the value of all securities held by a Series and issued or guaranteed by the issuer providing the guarantee or put are limited to 10% of a Series' total assets.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

ILLIQUID SECURITIES

     Neither Series may hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be

"traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES


     A Series may invest up to 10% of its net assets in securities of other money market funds registered under the Investment Company Act. Generally, each Series does not intend to invest more than 5% of its net assets in such securities. To the extent that a Series invests in securities of other registered investment companies, shareholders of the Series may be subject to duplicate management and advisory fees.


REPURCHASE AGREEMENTS

     The Liquid Assets Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     The IMM Series does not currently participate in the joint repurchase account.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Series. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     A Series may not:

     1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Series of initial or maintenance margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money (including through the entry into reverse repurchase agreement transactions) or pledge its assets, except that a Series may borrow up to 15% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes and may pledge up to 15% of the value of its total assets to secure such borrowings. No Series will purchase portfolio securities if its borrowings exceed 5% of its net assets. The purchase or sale of securities on a "when-issued" or delayed delivery basis, the entry into reverse repurchase agreements and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the value of the Series' total assets, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer.

     5. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, 25% or more of the value of a Series' total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.

     6. Buy or sell real estate or interests in real estate, except that a Series may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. A Series may not purchase interests in real estate limited partnerships which are not readily marketable.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Series may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 15% of the value of a Series' total assets).

     12. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 9.

     13. Enter into reverse repurchase agreements if, as a result thereof, a Series' obligations with respect to reverse repurchase agreements would exceed 15% of the value of the Series' total assets.

     14. Buy or sell commodities or commodity contracts, except that a Series may purchase and sell futures contracts and options thereon.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.


                             DIRECTORS AND OFFICERS

                                 POSITION                          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND                          OTHER AFFILIATIONS
------------------------       -------------                       -------------------------


 Edward D. Beach (72)            Director         President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture Industries,
                                                   Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                   Broyhill Family Foundation Inc.; Member of the Board of Trustees of
                                                   Mars Hill College; Director of The High Yield Income Fund, Inc.

 Stephen C. Eyre (73)            Director         Executive Director (since May 1985) of The John A. Hartford
                                                   Foundation, Inc. (charitable foundation); Director of Faircom, Inc.;
                                                   Trustee Emeritus of Pace University.


 Delayne Dedrick Gold (58)       Director         Marketing and Management Consultant; Director of The High Yield
                                                   Income Fund, Inc.


*Robert F. Gunia (50)            Director         Comptroller (since May 1996) of Prudential Investments; Executive
                                                   Vice President and Treasurer (since December 1996) of Prudential
                                                   Investments Fund Management LLC (PIFM); Senior Vice President (since
                                                   March 1987) of Prudential Securities Incorporated (Prudential
                                                   Securities); formerly Chief Administrative Officer (July
                                                   1990-September 1996), Director (January 1989-September 1996) and
                                                   Executive Vice President, Treasurer and Chief Financial Officer (June
                                                   1987-September 1996) of Prudential Mutual Fund Management, Inc.; Vice
                                                   President and Director (since May 1989) of The Asia Pacific Fund,
                                                   Inc.; Director of The High Yield Income Fund, Inc.


                                 POSITION                          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND                          OTHER AFFILIATIONS
------------------------       -------------                       -------------------------


 Don G. Hoff (61)                Director         Chairman and Chief Executive Officer (since 1980) of Intertec,
                                                   Inc.  (investments); Chairman and CEO of EHS, Inc.; Director of
                                                   Innovative Capital Management, Inc. and The Greater China Fund, Inc.;
                                                   Chairman and Director of The Asia Pacific Fund, Inc.

 Robert E.LaBlanc (62)           Director         President (since 1981) of Robert E.LaBlanc Associates, Inc.
                                                   (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Director of Storage
                                                   Technology Corporation, Titan Corporation, Salient 3 Communications,
                                                   Inc. and Tribune Company; Trustee of Manhattan College.

*Mendel A. Melzer, CFA (36)      Director         Chief Investment Officer (since October 1996) of Prudential Mutual
 751 Broad Street                                  Funds; formerly Chief Financial Officer (November 1995-September
 Newark, NJ 07102                                  1996) of Prudential Investments, Senior Vice President and Chief
                                                   Financial Officer (April 1993-November 1995) of Prudential Preferred Financial
                                                   Services, Managing Director (April 1991-April 1993) of Prudential Investment
                                                   Advisors, and Senior Vice President (July 1989-April 1991) of Prudential Capital
                                                   Corporation; Chairman and Director of Prudential Series Fund, Inc.; Director
                                                   of The High Yield Income Fund, Inc.

*Richard A. Redeker (53)         President        Employee of Prudential Investments; formerly President, Chief
 751 Broad Street                and Director      Executive Officer and Director (October 1993-September 1996) of PIFM,
 Newark, NJ 07102                                  formerly Executive Vice President, Director and Member of the
                                                   Operating Committee (October 1993-September 1996) of Prudential Securities,
                                                   Director (October 1993-September 1996) of Prudential Securities Group,
                                                   Inc., Executive Vice President (July 1994-September 1996) of
                                                   The Prudential Investment Corporation, Director (January 1994-September 1996) of
                                                   Prudential Mutual Fund Distributors, Inc. and Prudential Mutual Fund
                                                   Services, Inc. and Senior Executive Vice President and Director of Kemper
                                                   Financial Services, Inc. (September 1978-September 1993);
                                                   President and Director of The High Yield Income Fund, Inc.

 Robin B. Smith (57)             Director         Chairman and Chief Executive Officer (since August 1996) of
                                                   Publishers Clearing House; formerly President and Chief Executive
                                                   Officer (January 1988-August 1996) and President and Chief Operating
                                                   Officer (September 1981-December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco Inc., Springs Industries
                                                   Inc. and Kmart Corporation.

 Stephen Stoneburn (53)          Director         President and Chief Executive Officer (since June 1996) of Quadrant
                                                   Media Corp. (a publishing Company); formerly President (June
                                                   1995-June 1996), of Argus Integrated Media, Inc.; formerly Senior
                                                   Vice President and Managing Director (January 1993-1995), Cowles
                                                   Business Media; Senior Vice President (January 1991-1992) and
                                                   Publishing Vice President (May 1989-December 1990) of Gralla
                                                   Publications (a division of United Newspapers, U.K.; Senior Vice
                                                   President of Fairchild Publications, Inc.



                                 POSITION                          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)       WITH THE FUND                          OTHER AFFILIATIONS
------------------------       -------------                       -------------------------


 Nancy H. Teeters (66)           Director         Economist; formerly Vice President and Chief Economist (March
                                                   1986-June 1990) of International Business Machines Corporation and
                                                   member of the Board of Governors of the Horace Rackham School of
                                                   Graduate Studies of the University of Michigan; Director of Inland
                                                   Steel Corporation (since July 1991).

 Susan C. Cote (42)              Vice President   Vice President of Finance, Prudential Mutual Funds & Annuities
                                                   (PMF&A); Executive Vice President (since February 1997) and Chief
                                                   Financial Officer (since May 1996) of PIFM; formerly Managing
                                                   Director and Vice President (February 1995-May 1996) Prudential
                                                   Investments, Senior Vice President (January 1989-January 1995) of
                                                   Prudential Mutual Fund Management, Inc. and Senior Vice President
                                                   (January 1992-January 1995) of Prudential Securities.

 Thomas A. Early (42)            Vice President   Vice President and General Counsel (since March 1997), PMF&A;
                                                   Executive Vice President, Secretary and General Counsel (since
                                                   December 1996), PIFM; formerly Vice President and General Counsel
                                                   (March 1994-March 1997), Prudential Retirement Services and Associate
                                                   General Counsel and Chief Financial Services Officer (1988-1994),
                                                   Frank Russell Company.

 S. Jane Rose (51)               Secretary        Senior Vice President (since December 1996) of PIFM; Senior Vice
                                                   President and Senior Counsel (since July 1992) of Prudential
                                                   Securities; formerly Senior Vice President (January 1991-September
                                                   1996) and Senior Counsel (June 1987-September 1996) of Prudential
                                                   Mutual Fund Management, Inc. and Vice President and Associate General
                                                   Counsel of Prudential Securities.

 Grace C. Torres (38)            Treasurer and    First Vice President (since December 1996) of PIFM; First Vice
                                 Principal         President (since March 1994) of Prudential Securities; formerly First
                                 Financial and     Vice President (March 1994-September 1996), Prudential Mutual Fund
                                 Accounting        Management, Inc. and Vice President (July 1989-March 1994) of Bankers
                                 Officer           Trust.

 Stephen M. Ungerman (43)        Assistant        Tax Director (since March 1996) of Prudential Investments and the
                                 Treasurer         Private Asset Group of The Prudential Insurance Company of America;
                                                   formerly First Vice President (February 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc. and prior thereto, Senior Tax
                                                   Manager (1981-January 1993) of Price Waterhouse LLP.

--------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  * "Interested" Director of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act).

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and December 31, 1998, respectively.


     The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $1,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.


     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). The minimum initial investment requirement is waived for Directors who receive their fees pursuant to a deferred fee agreement. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended March 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.


                               COMPENSATION TABLE

                                                                                                   APPROXIMATE
                                                                 PENSION OR                       COMPENSATION
                                                                 RETIREMENT      ESTIMATED          FROM FUND
                                                  AGGREGATE   BENEFITS ACCRUED    ANNUAL            AND FUND
                                                COMPENSATION   AS PART OF FUND BENEFITS UPON      COMPLEX PAID
    NAME AND POSITION                             FROM FUND       EXPENSES      RETIREMENT       TO DIRECTORS(2)
    -----------------                            -----------     ----------    ------------     ----------------
Edward D. Beach--Director ......................   $  375           None          N/A           $166,000(21/39)*
Eugene C. Dorsey--Former Director ..............   $7,500           None          N/A           $ 98,583(12/36)*
Stephen C. Eyre--Director ......................   $  375           None          N/A           $ 34,250( 4/ 5)*
Delayne D. Gold--Director ......................   $  375           None          N/A           $175,308(21/42)*
Robert D. Gunia(1)--Director ...................      --            None          N/A             --
Don G. Hoff--Director ..........................   $  375           None          N/A           $ 50,042( 5/ 7)*
Robert F. LaBlanc--Director ....................   $  375           None          N/A           $ 34,542( 4/ 4)*
Donald D. Lennox--Former Director ..............   $7,500           None          N/A           $ 90,000(10/22)*
Mendel A. Melzer(1)--Director ..................      --            None          N/A             --
Richard A. Redeker(1)--Director ................      --            None          N/A             --
Stanley E. Shirk--Former Director ..............   $7,500           None          N/A           $ 71,000( 7/18)*
Robin B. Smith--Director .......................   $7,875           None          N/A           $ 89,957(11/20)*
Stephen Stoneburn--Director ....................   $  375           None          N/A           $ 30,375( 4/ 6)*
Nancy H. Teeters--Director .....................   $  375           None          N/A           $103,583(11/28)*

----------

  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $111,535 for former Director Eugene C. Dorsey and $109,294 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

     As of May 16, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.

     As of May 16, 1997, The Prudential Insurance Company of America (Prudential), Prudential Plaza, Newark, New Jersey 07101, either directly or through one or more controlled companies, owned approximately 64.29% of the outstanding voting securities of the IMM Series and may be deemed to be a controlling person of the Fund. Prudential is a mutual insurance company organized under the laws of New Jersey. As of May 16, 1997, Prudential Health Care Plan of California, Inc., Attn: Jennifer Sirotta, Group Financial, 5800 Canoga Avenue, WHW2, Woodland Hills, California 91367-6503, The Prudential Ins. Co., Attn: Elizabeth Petrat, 213 Washington St., 9th Fl., Newark, New Jersey 07102-2992, P.G. Realty, Inc., Prudential Insurance Co. of America, c/o Chris Jay, Chicago Agricultural Inv. Office, 802 Warrenville Road, Suite 60, Lisle, IL 60532-1396 and Prudential Health Care Plan Inc., Prudential Ins. Co. of America
(ROS2), Attn: Joanne Brown Lee (STO), 56 North Livingston Ave., Roseland, NJ 07068-1733 were the beneficial owners of 13.8%, 14.3%, 5.4%, and 12.7%, respectively, of the IMM Series' outstanding voting securities.

                                     MANAGER

     The manager of the Fund is Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 (PIFM or the Manager). PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in each Prospectus. As of April 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $[54.6] billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement for the IMM Series (the Management Agreement) and the Management and Administrative Services Agreement (Administrative Services Agreement) for the LA Series, PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and shareholder servicing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.


     For its services, PIFM receives, pursuant to the Management Agreement with the Fund, a fee at an annual rate of .20 of 1% of the average daily net assets of the IMM Series. The fee is computed daily and payable monthly. The Management Agreement provides that, in the event the expenses of the Fund for any fiscal year (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and inforced pursuant to the statute or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to PIFM, PIFM will pay to the Fund the amount of such reduction which exceeds the amount of such compensation. Any such reductions or payments are subject to readjustment during the year. No such reductions were required during the fiscal year ended March 31, 1997. No jurisdiction currently limits the Funds expenses.


     For its services, PIFM receives its reasonable costs and expenses from the LA Series pursuant to the Administrative Services Agreement.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and


          (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadvisor), pursuant to a subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement and the Administrative Services Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


     The Management Agreement and the Administration Services Agreement also provide that PIFM will not be liable for any error of judgment or any loss suffered by the Fund in connection with the matters to which the Management Agreement and the Administration Services Agreement relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement and the Administration Services Agreement each provide that each will terminate automatically if assigned (as defined in the Investment Company Act), and that each may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement and the Administration Services Agreement provide that each said agreement will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended March 31, 1997, 1996 and 1995, the IMM Series paid management fees to PIFM of $898,786, $1,039,892 and $805,357, respectively.

     PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM.

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Series' portfolios. The credit unit, with a staff including [7] credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Series may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or, in the case of IMM Series, upon the termination of the Management Agreement and, in the case of LA Series, upon the termination of the Administration Services Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Fund's shares.

     Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the National Association of Securities Dealers, Inc. (NASD). Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group, Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Fund are discussed in such Series' Prospectus. See "How the Fund is Managed--Distributor."

DISTRIBUTION AND SERVICE PLAN

     Under the Distribution and Service Plan (the Plan) and the Distribution Agreement, the IMM Series pays the Distributor a distribution fee of up to 0.12% of the average daily net assets of the Class A shares of the Series, computed daily and payable monthly. There is no plan of distribution for Class I shares of the IMM Series or for the LA Series. Prudential Securities incurs the expenses of distributing the IMM Series Class I shares and the shares of the LA Series under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in each Prospectus.

     For the fiscal year ended March 31, 1997, PSI incurred distribution expenses in the aggregate of approximately $539,300 with respect to the IMM Series, under the Plan, all of which was recovered through the distribution fee paid by the IMM Series. It is estimated that of this amount approximately 75% ($404,475) was spent on payment of account servicing fees to financial advisers and 25% ($134,825) on allocation of overhead and other office distribution-related expenses with respect to the IMM Series. The term "overhead and other office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of shares of the Series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, and (c) travel expenses of mutual fund sales coordinators to promote the sale of Class A shares of the IMM Series.

     There are no carryover amounts under the Plan, and therefore interest and carrying charges are not incurred under the Plan. So long as the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund shall be committed to the discretion of the Directors who are not interested persons. The Board of Directors has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Series and its shareholders.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the IMM Series by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class A shareholders of the IMM Series, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated with respect to the IMM Series at any time, by vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the Rule 12b-1 Directors) or by a vote of a majority of the outstanding voting securities of the Class A shares of the Series (as defined in the Investment Company Act). The Fund's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on 60 days' written notice to the other party.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1,

1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.


     On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of any class, all sales charges on shares of that class would be suspended.


                               PURCHASE OF SHARES

MULTIPLE ACCOUNTS

     An institution may open a single master account by filing an Application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in each Prospectus under "Shareholder Guide-- How to Buy Shares of the Fund" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

     PMFS provides each institution with a written confirmation for each transaction in a subaccount. Further, PMFS is able to provide, to each institution on a daily or monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

REOPENING AN ACCOUNT

     Subject to the minimum investment requirements, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

CLASS I SHARES OF THE INSTITUTIONAL MONEY MARKET SERIES


     Class I shares of the IMM Series are offered to investors who invest $5 million in the Series; the mimimum subsequent investment is $10,000.


LIQUID ASSETS SERIES


     Shares of the LA Series are not offered at the current time.

                                 NET ASSET VALUE


     Each Series uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, a Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Series' portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether a Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

     Each Series computes its net asset value at 4:00 P.M., New York time, on each day a Series is open for business. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Series shares shall be determined at the time between such closing and 4:00 P.M. New York time.

                             PORTFOLIO TRANSACTIONS

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. The Fund will not deal with Prudential Securities or its affiliates on a principal basis.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

     Subject to the above considerations, Prudential Securities may act as a securities broker (or futures commission merchant) for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

     During the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

                                      TAXES

     The IMM Series has elected to qualify and intends to remain qualified and the LA Series intends to elect to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a Series did not realize long-term capital gains permits net capital gains of the Series (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that Series.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Series' annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) a Series derives less than 30% of its annual gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies, held for less than three months (except for foreign currencies directly related to the Series' business of investing in securities); (c) a Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Series' assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Series' assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (d) the Series distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by a Series will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Series do not anticipate realizing long-term capital gains. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by a Series may be subject to original issue discount and market discount rules.

     Each Series is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed.

     It is anticipated that the net asset value per share of each Series will remain constant. However, if the net asset value per share fluctuates and a loss is realized on a sale, redemption or exchange of shares of a Series by a shareholder, certain rules may apply which would limit the ability of the shareholder to recognize such loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares.

     Dividends and distributions may also be subject to state and local taxes.

                              CALCULATION OF YIELD

     Each Series will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in a Series' portfolio, and its operating expenses. Each Series also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return+1)365/7]-1

     Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

     Each Series' yield fluctuates, and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Series is held, but also on changes in the Series' expenses. Yield does not take into account any federal or state income taxes.

               CUSTODIAN, TRANSFER AND SHAREHOLDER SERVICING AGENT
                           AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives a monthly fee plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended March 31, 1997, the IMM Series incurred fees of $240,000 for the services of PMFS.


     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                               GENERAL INFORMATION


     The Fund was incorporated on September 1, 1987 and originally consisted of four series: the Institutional Money Market Series, the Institutional Government Series, the Institutional Domestic Liquid Assets Series and the Institutional Tax-Exempt Series. On or about June 30, 1989, sales of shares of the Institutional Domestic Liquid Assets Series and the Institutional Tax-Exempt Series were discontinued. Effective October 12, 1989, no shares remained outstanding in those Series. On or about April 24, 1992, sales of shares of the Institutional Government Series were discontinued. Effective May 15, 1992, no shares remained outstanding in the Institutional Government Series. On August 28, 1995, the Board of Directors authorized the creation of the Liquid Assets Series, although shares of such Series are not offered at this time.

                                        PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of          LIQUIDITY PORTFOLIO, INC.
March 31, 1997                          INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--11.1%
             American Express Centurion Bank
    $4,000   5.4075%, 4/9/97 (b)                    $  4,000,000
     1,000   5.4075%, 4/14/97 (b)                        999,913
     1,000   5.49734%, 4/22/97 (b)                       999,928
             Comerica Bank
     2,000   5.3375%, 4/7/97 (b)                       1,998,933
     7,000   5.3325%, 4/11/97 (b)                      6,995,901
             FCC National Bank
     3,000   5.77%, 4/15/97                            2,999,934
             First Bank National Association
     4,000   5.3575%, 4/16/97 (b)                      3,998,405
     1,000   5.37266%, 4/16/97 (b)                       999,609
     4,000   5.585%, 4/16/97 (b)                       4,000,000
             First Union National Bank of North
                Carolina
     5,000   5.95%, 6/6/97                             5,003,021
             Morgan Guaranty Trust Co.
    13,000   5.38281%, 5/14/97 (b)                    12,994,106
             NBD Bank, N.A.
     2,000   6.50%, 5/27/97                            2,003,036
             PNC Bank, N.A.
     6,000   5.3575%, 4/1/97                           6,000,000
                                                    ------------
                                                      52,992,786
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.8%
             Canadian Imperial Bank of Commerce
     1,000   5.45%, 4/1/97                             1,000,000
             CoreStates Bank, N.A.
     1,000   5.38875%, 4/18/97 (b)                       999,677
     1,000   5.5325%, 4/23/97 (b)                      1,000,000
             First Union National Bank of North
                Carolina
     1,000   5.67%, 4/28/97                              999,960
                                                    ------------
                                                       3,999,637
Certificates Of Deposit - Eurodollar--3.2%
             Abbey National Treasury Services PLC
    $3,000   5.42%, 4/24/97                         $  3,000,043
             Bank of Scotland
     3,000   5.94%, 6/10/97                            3,001,248
             Bayerische Landesbank Girozentrale
     3,000   5.50%, 6/9/97                             3,000,416
             Berliner Handels Und Frankfurt Bank
     6,000   5.62%, 8/11/97                            6,000,215
                                                    ------------
                                                      15,001,922
------------------------------------------------------------
Certificates Of Deposit - Yankee--12.1%
             Banque Nationale de Paris
     3,000   5.58%, 4/2/97                             2,999,991
    14,000   5.43%, 5/5/97                            14,000,381
             Chase Manhattan Bank
    19,000   5.43%, 5/6/97                            19,000,000
             Deutsche Bank
     2,000   5.69%, 10/28/97                           1,999,654
             Landesbank Hessen-Thuringen
                Girozentrale
     5,000   6.01%, 7/18/97                            5,004,621
             Royal Bank of Canada
     2,000   5.725%, 10/17/97                          1,999,584
             Societe Generale
     5,000   5.85%, 5/13/97                            5,001,361
             Swiss Bank Corp.
     8,000   5.98%, 3/19/98                            7,998,525
                                                    ------------
                                                      58,004,117
------------------------------------------------------------
Commercial Paper--49.5%
             ABN-AMRO North America Finance, Inc.
     1,850   5.90%, 4/3/97                             1,849,394
             AC Acquisition Holding Co.
     1,000   5.36%, 5/9/97                               994,342
             Aetna Services, Inc.
     3,000   5.60%, 5/7/97                             2,983,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-16

                                        PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of          LIQUIDITY PORTFOLIO, INC.
March 31, 1997                          INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             American Honda Finance Corp.
    $1,000   5.38%, 4/8/97                          $    998,954
     5,000   5.37%, 4/23/97                            4,983,592
             Aristar, Inc.
     1,000   5.65%, 4/1/97                             1,000,000
     1,045   5.65%, 4/4/97                             1,044,508
             Asset Securitization Cooperative
                Corp.
     4,000   5.80%, 4/11/97                            3,993,556
             Barton Capital Corp.
    15,000   5.55%, 4/30/97                           14,932,937
     3,000   5.75%, 5/6/97                             2,983,229
     2,867   5.34%, 5/9/97                             2,850,840
             Caterpillar Financial Services Corp.
     5,000   5.38%, 4/28/97                            4,979,825
     1,000   5.35%, 5/16/97                              993,313
     2,000   5.35%, 6/16/97                            1,977,411
             Coca-Cola Enterprises, Inc.
     6,000   5.33%, 5/7/97                             5,968,020
             Columbia/HCA Healthcare Corp.
     8,000   5.39%, 4/4/97                             7,996,407
             CoreStates Financial Corp.
     1,000   5.62625%, 4/24/97 (b)                     1,000,000
             Corporate Receivables Corp.
     3,000   5.37%, 6/10/97                            2,968,675
             Countrywide Home Loans, Inc.
    17,173   5.67%, 5/13/97                           17,059,401
             Creditanstalt Finance
     1,000   5.40%, 4/4/97                               999,550
             CXC, Inc.
     3,000   5.35%, 5/12/97                            2,981,721
     2,000   5.45%, 5/15/97                            1,986,678
     1,000   5.60%, 6/23/97                              987,089
             Delaware Funding Corp.
     4,000   5.45%, 5/14/97                            3,973,961
             Eiger Capital Corp.
     3,000   5.69%, 4/28/97                            2,987,197
             Enterprise Funding Corp.
     6,000   5.33%, 5/7/97                             5,968,020
             Falcon Asset Securitization Corp.
     4,000   5.75%, 4/30/97                            3,981,472
             Finova Capital Corp.
    $2,000   5.50%, 5/19/97                         $  1,985,333
     2,000   5.61%, 5/23/97                            1,983,793
             First Data Corp.
     3,000   5.70%, 4/29/97                            2,986,700
             GTE Corp.
    10,000   5.45%, 4/8/97                             9,989,403
     1,000   6.00%, 4/11/97                              998,333
             Halifax Building Society
     2,000   5.69%, 4/29/97                            1,991,149
             Indosuez North America, Inc.
     6,000   5.36%, 4/15/97                            5,987,493
     7,000   5.37%, 4/16/97                            6,984,337
             JES Developments, Inc.
     1,000   6.00%, 4/4/97                               999,500
             Kredietbank Financial Corp.
    20,000   5.38%, 6/2/97                            19,814,689
             MCI Communications Corp.
     3,000   5.45%, 7/7/97                             2,955,946
     6,000   5.54%, 7/7/97                             5,910,437
             Mckenna Triangle National Corp.
     3,000   5.30%, 4/14/97                            2,994,258
             Merrill Lynch & Co., Inc.
    13,000   5.35%, 4/9/97                            12,984,544
             Mitsubishi International Corp.
     5,000   5.36%, 4/3/97                             4,998,511
     1,000   5.75%, 4/24/97                              996,326
             National Bank of Canada
     6,000   5.41%, 7/7/97                             5,912,538
             Nationwide Building Society
     1,000   5.35%, 4/7/97                               999,108
     3,000   5.35%, 5/6/97                             2,984,396
    14,515   5.31%, 5/13/97                           14,425,080
             Preferred Receivables Funding Corp.
     1,865   5.34%, 4/22/97                            1,859,191
     3,000   5.60%, 5/27/97                            2,973,867
             Special Purpose Accounts Receivables Corp.
     2,000   5.85%, 4/18/97                            1,994,475

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-17

                                        PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of          LIQUIDITY PORTFOLIO, INC.
March 31, 1997                          INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Texas Instruments, Inc.
    $1,630   5.30%, 4/14/97                         $  1,626,880
             Triple A One Funding Corp.
     1,326   5.41%, 4/9/97                             1,324,406
             WCP Funding, Inc.
     6,536   5.35%, 4/21/97                            6,516,574
                                                    ------------
                                                     230,600,559
------------------------------------------------------------
Other Corporate Obligations--23.1%
             American General Finance Corp.
     2,000   5.80%, 4/1/97                             2,000,000
     2,109   7.70%, 11/15/97                           2,133,519
             Associates Corp. of North America
     3,000   6.74%, 6/23/97                            3,008,111
     2,000   6.875%, 6/30/97                           2,005,934
     1,500   7.75%, 11/1/97                            1,517,791
     2,250   8.375%, 1/15/98                           2,293,824
             Avco Financial Services, Inc.
     3,000   5.45609%, 5/15/97 (b)                     2,999,729
             BP America, Inc.
     1,500   8.875%, 12/1/97                           1,531,321
             Capita Equipment Receivable Trust
                1996-1, Al
     4,713   5.60%, 10/15/97                           4,713,477
             Ford Motor Credit Corp.
     3,500   6.80%, 8/15/97                            3,513,946
     1,000   8.70%, 8/15/97                            1,010,793
     2,500   9.375%, 12/15/97                          2,560,523
             General Electric Capital Corp.
     1,030   6.043%, 6/6/97                            1,030,771
             General Motors Acceptance Corp.
    23,000   5.5425%, 5/2/97 (b)                      22,992,929
     1,000   5.68906%, 6/2/97                          1,000,220
     1,000   7.00%, 7/7/97                             1,003,315
             Goldman Sachs Group, L.P.
   $21,000   5.69531%, 8/22/97 (cost $21,000,000,
                date purchased 6/3/96) (b)(c)       $ 21,000,000
             International Lease Finance Corp.
     3,250   5.96875%, 4/16/97 (b)                     3,256,854
             Morgan Stanley Group, Inc.
     3,000   5.6875%, 4/15/97 (b)                      3,000,000
     2,000   5.65625%, 5/15/97 (b)                     2,000,000
             Norwest Financial, Inc.
     2,000   6.50%, 11/15/97                           2,008,859
             Short-Term Card Account Trust 1996-1
    18,000   5.4575%, 4/15/97 (b)                     18,000,000
             Short-Term Repackaged Asset Trust
                1996-A
     6,000   5.4375%, 4/15/97 (cost $5,999,093,
                date purchased 12/27/96) (b)(c)        5,999,093
             SMM Trust Notes 1997-Q
     5,000   5.4375%, 4/15/97 (b)                      5,000,000
             Transamerica Finance Corp.
     1,000   6.90%, 12/1/97                            1,007,242
                                                    ------------
                                                     116,588,251
------------------------------------------------------------
Total Investments--99.8%
             (amortized cost $477,187,272(a))        477,187,272
             Other assets in excess of
                liabilities--0.2%                        857,733
                                                    ------------
             Net Assets--100%                       $478,045,005
                                                    ------------
                                                    ------------

---------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $26,999,093. The aggregate value ($26,999,093) is approximately 5.6% of net assets.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-18

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Portfolio of Investments as of March 31, 1997
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 1997 was as follows:

Commercial Banks...................................   38.5%
Asset Backed Securities............................   20.3
Securities Brokers & Dealers.......................   11.1
Personal Credit Institutions.......................    5.4
Finance Lessors....................................    5.2
Business Credit (Finance)..........................    4.4
Telephone & Communications.........................    4.2
Mortgage Banks.....................................    3.6
Hospitals..........................................    1.7
Commodity Trading..................................    1.3
Beverages..........................................    1.2
Equipment Rental & Leasing.........................    0.7
Accident & Health Insurance........................    0.6
Computer Rental & Leasing..........................    0.6
Electronics & Computers............................    0.3
Petroleum Refining.................................    0.3
Bank Holding Companies.............................    0.2
Pharmaceuticals....................................    0.2
                                                     -----
                                                      99.8
Other assets in excess of liabilities..............    0.2
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-19

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Statement of Assets and Liabilities           INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at amortized cost which approximates market value.............................................       $477,187,272
Cash.......................................................................................................             52,974
Interest receivable........................................................................................          3,351,142
Other assets...............................................................................................              8,888
                                                                                                                 --------------
   Total assets............................................................................................        480,600,276
                                                                                                                 --------------
Liabilities
Dividends payable..........................................................................................          2,217,871
Accrued expenses...........................................................................................            212,258
Management fee payable.....................................................................................             94,325
Distribution fee payable...................................................................................             30,817
                                                                                                                 --------------
   Total liabilities.......................................................................................          2,555,271
                                                                                                                 --------------
Net Assets.................................................................................................       $478,045,005
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $    478,045
   Paid-in capital in excess of par........................................................................        477,566,960
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $478,045,005
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value, offering and redemption price per share
   ($478,045,005 / 478,045,005 shares of $.001 par value common stock issued and outstanding)..............               $1.00
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-20

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                             March 31, 1997
Income
   Interest and discount earned................    $ 24,655,385
                                                  --------------
Expenses
   Management fee..............................         898,786
   Distribution fee............................         539,271
   Transfer agent's fees and expenses..........         250,000
   Custodian's fees and expenses...............         134,000
   Registration fees...........................          75,000
   Reports to shareholders.....................          60,000
   Legal fees and expenses.....................          38,000
   Directors' fees.............................          33,000
   Audit fees and expenses.....................          25,000
   Insurance expenses..........................          12,000
   Miscellaneous...............................           3,624
                                                  --------------
      Total expenses...........................       2,068,681
                                                  --------------
Net investment income..........................      22,586,704
Realized Gain on Investments
Net realized gain on investment transactions...          11,251
                                                  --------------
Net Increase in Net Assets
Resulting from Operations......................    $ 22,597,955
                                                  --------------
                                                  --------------

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended March 31,
in Net Assets                       1997               1996
Operations
   Net investment income.....  $    22,586,704    $    28,838,701
   Net realized gain on
      investment
      transactions...........           11,251             51,244
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       22,597,955         28,889,945
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................      (22,597,955)       (28,889,945)
                               ---------------    ---------------
Fund share transactions
   Proceeds from shares
      subscribed.............    2,069,514,977      2,502,344,256
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       21,346,132         28,006,679
   Cost of shares
      reacquired.............   (2,053,657,829)    (2,565,737,717)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....       37,203,280        (35,386,782)
                               ---------------    ---------------
Total increase (decrease)....       37,203,280        (35,386,782)
Net Assets
Beginning of year............      440,841,725        476,228,507
                               ---------------    ---------------
End of year..................  $   478,045,005    $   440,841,725
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-21

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements                 INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund invests primarily in money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund declares all of its net investment income and net realized short-term capital gains/losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. The Fund does not expect to realize long-term capital gains or losses.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), who acts as the distributor of the Fund's shares. The Fund reimbursed PSI for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .12 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 1997, the Fund incurred fees of $240,000 for the services of PMFS. As of March 31, 1997, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements                 INSTITUTIONAL MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                                          Year Ended March 31,
                                                                      ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        1997         1996         1995         1994         1993
                                                                      --------     --------     --------     --------     --------
Net asset value, beginning of year.................................  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income and net realized gains.......................      .050         .056         .046         .029         .033
Dividends and distributions to shareholders........................     (.050)       (.056)       (.046)       (.029)       (.033)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year.......................................  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                                     --------     --------     --------     --------     --------
                                                                     --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................      5.16%        5.72%        4.69%        2.92%        3.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $478,045     $440,842     $476,229     $385,023     $497,214
Average net assets (000)...........................................  $449,393     $519,946     $402,678     $445,867     $543,694
Ratios to average net assets:
   Expenses, including distribution fee............................       .46%         .43%         .46%         .48%         .44%
   Expenses, excluding distribution fee............................       .34%         .31%         .34%         .36%         .32%
   Net investment income...........................................      5.03%        5.56%        4.67%        2.87%        3.28%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-23

                                               PRUDENTIAL INSTITUTIONAL
                                               LIQUIDITY PORTFOLIO, INC.
REPORT OF INDEPENDENT ACCOUNTANTS              INSTITUTIONAL MONEY MARKET SERIES

================================================================================

To the Shareholders and Board of Directors of Prudential Institutional Liquidity Portfolio, Inc.--
  Institutional Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the "Fund") at March 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit fo these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We belive that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets for the year ended March 31, 1996, and Financial Highlights for each of the four years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.


PRICE WATERHOUSE


1177 Avenue of the Americas
New York, New York
May 28, 1997

                                               PRUDENTIAL INSTITUTIONAL
                                               LIQUIDITY PORTFOLIO, INC.
INDEPENDENT AUDITORS' REPORT                   INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Institutional Liquidity Portfolio, Inc.--
Institutional Money Market Series

We have audited the accompanying statement of assets and liabilities of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series, including the portfolio of investments, as of March 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series as of March 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
May 9, 1996
--------------------------------------------------------------------------------

                     APPENDIX A--HISTORICAL PERFORMANCE DATA

         The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

         This chart shows the long-term performance of various asset classes and the rate of inflation.

        [The following table was depicted as a line graph in the printed material.]

                           Value of $1.00 Invested on
                            1/1/26 through 12/31/96

                  Small Stocks .....................  $4,495.99
                  Common Stocks.....................  $1,370.95
                  Long-Term Bonds ..................  $   33.73
                  Treasury Bills ...................  $   13.54
                  Inflation ........................  $    8.87


Source: Stocks, Bonds, Bills and Information 1996 Yearbook, Ibbotson Associates, Chicago, Illinois. Used with permission. All rights reserved. (Annually updates both by Roger G. Ibbotson and Rex A. Sinquefeld.) This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

         Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


         All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.
                                    [Chart]

                              HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS
                              '87        '88       '89       '90        '91       '92       '93       '94        '95      '96
U.S. GOVERNMENT
TREASURY BONDS(1)             2.0%       7.0%     14.4%      8.5%      15.3%      7.2%     10.7%     (3.4)%     18.4%     2.7%

U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                 4.3%       8.7%     15.4%     10.7%      15.7%      7.0%      6.8%     (1.6)%     16.8%     5.4%

U.S. INVESTMENT GRADE
CORPORATE BONDS(3)            2.6%       9.2%     14.1%      7.1%      18.5%      8.7%     12.2%     (3.9)%     22.3%     3.3%

U.S. HIGH YIELD
CORPORATE BONDS(4)            5.0%      12.5%      0.8%     (9.6)%     46.2%     15.8%     17.1%     (1.0)%     19.7%    11.4%

WORLD GOVERNMENT
BONDS(5)                     35.2%       2.3%     (3.4)%    15.3%      16.2%      4.8%     15.1%     (6.0)%     19.6%     4.1%

DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT    33.2       10.2      18.8      24.9       30.9      11.0      10.3       9.9        5.5      8.7

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1996. It does not represent the performance of any Prudential Mutual Fund.


                                    (CHART)



                              Average Annual Total
                                Returns of Major
                              World Stock Markets
                               (3/31/87-3/31/97)

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong           19.7%
Netherlands         17.0%
Sweden              16.7%
Denmark             15.3%
Belgium             14.1%
United States       13.6%

Source: Morgan Stanley Capital International based on data from Lipper Analytical New Applications (LANA) as of 3/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.
                                    [Chart]

            Capital Appreciation and Reinvesting Dividends--$228,416
                       Capital Appreciation Only--$80,463


Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $10.5 TRILLION

                                    [Chart]

          U.S.                44.3%
          Pacific Basin       21.2%
          Europe              31.9%
          Canada               2.6%


Source: Morgan Stanley Capital International, March 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)




                                     (CHART)



----------

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                   APPENDIX B--GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                 APPENDIX C--INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

     Real Estate. Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.


     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

---------


(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Assets Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.


(2)  As of December 31, 1994.

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


     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

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(3)  As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of thePrudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

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


INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).


     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

--------

(7)  As of December 31, 1994.


(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

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